Exhibit 23.1

                    Consent of Independent Public Accountants


         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File on Form S-8, No.
333-37695.




                                         ARTHUR ANDERSEN, LLP



March 26, 1998
Fort Worth, Texas